Exhibit 10.1

Auditor’s Consent
Statement by Experts

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption “Experts” and to the use of our report dated April 23, 2008, in the Form 20-F: Annual Report dated July 2, 2008, Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, of Poly-Pacific International Inc. for the registration of 58,720,279 shares of its common stock.

K.R. Margetson Ltd.

July 21, 2008	By:	/s/ K.R. Margetson Ltd.
Signed "K.R. Margetson Ltd." Chartered Accountant Vancouver, BC